UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 Or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 27, 2017

Cannabis Sativa, Inc.

(Exact name of Registrant as specified in its charter)

Nevada (State or other Jurisdiction of Incorporation or organization)	000-53571 (Commission File Number)	20-1898270 (IRS Employer I.D. No.)

1646 W. Pioneer Blvd., Suite 120

Mesquite, Nevada 89027

Phone: (702) 346-3906

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

N/A

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule l 4a- l 2 under the Exchange Act ( 17 CFR 240. l 4a- l 2)

☐ Pre-commencement communications pursuant to Rule l 4d-2(b) under the Exchange Act (17 CFR 240. l 4d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240. l 3e-4(c))

EXPLANATORY NOTE

On August 1, 2017, the Registrant filed a current report on Form 8-K disclosing the acquisition of a 51% interest in PrestoCorp, a Delaware corporation.  This filing amends that Form 8-K for the purpose of attaching the financial statements of PrestoCorp prepared pursuant to Rule 8-04(b) of Regulation S-X.

ITEM 9.01 Financial Statements.

Exhibit 99.1  Audited Financial Statements of PrestoCorp.

Exhibit 99.2  Unaudited Interim Financial Information for PrestoCorp

Exhibit 99.3 Unaudited Proforma Condensed Financial Information for PrestoCorp and Cannabis Sativa, Inc.

SIGNATURE PAGE

Pursuant to the requirement of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cannabis Sativa, Inc.

Dated: November 8, 2017	By:	/s/ David Tobias
David Tobias
President